UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20529

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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DAWSON GEOPHYSICAL COMPANY
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DAWSON GEOPHYSICAL COMPANY
508 West Wall, Suite 800
Midland, TX 79701
432-684-3000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 22, 2008

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of the Stockholders of Dawson Geophysical Company will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701 at 10:00 a.m. on January 22, 2008 for the following purposes:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008; and

3.	Considering all other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on November 23, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

DATED this 17th day of December, 2007.

BY ORDER OF THE BOARD OF DIRECTORS

Christina W. Hagan,
Secretary

IMPORTANT

Whether or not you expect to attend the meeting, you are urged to execute the accompanying proxy card, which requires no postage, and return it promptly. Any stockholder granting a proxy may revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and by withdrawing the proxy. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

Dawson Geophysical Company
508 West Wall, Suite 800
Midland, Texas 79701

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, January 22, 2008

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Dawson Geophysical Company (the “Company” or “we”) for use at our Annual Meeting of Stockholders to be held on Tuesday, January 22, 2008, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. We will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about December 18, 2007.

Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to our Secretary or by attending the meeting and withdrawing the proxy.

PURPOSE OF MEETING

As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the annual meeting are as follows:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008; and

3.	Considering all other matters as may properly come before the meeting.

VOTING RIGHTS

Our voting securities consist solely of common stock, par value $0.33 1/3 per share (“Common Stock”).

The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on November 23, 2007, at which time there were 7,714,744 shares of Common Stock entitled to vote at the meeting. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

All proposals will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for election of directors is not authorized.

Abstentions and broker non-votes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present. For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those shares are considered to be present at the meeting for quorum purposes and may be entitled to vote on other matters. Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter from which abstained.

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes and other limited proxies will have no effect on the outcome of the election of directors.

With regard to the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2008, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to any of such proposals.

If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A STOCKHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE STOCKHOLDER’S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER “ELECTION OF DIRECTORS”, FOR THE APPOINTMENT OF KPMG LLP AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting to be held on January 22, 2008, five persons are to be elected to serve on our Board of Directors for a term of one year and until their successors are duly elected and qualified. All of the nominees have announced that they are available for election to the Board of Directors. Our nominees for the five directorships are:

Paul H. Brown
L. Decker Dawson
Gary M. Hoover
Stephen C. Jumper
Tim C. Thompson

For information about each nominee, see “Directors,” below.

DIRECTORS

Our Board of Directors currently consists of two persons who are employees of the Company and three persons who are not employees of the Company (i.e., outside directors). Our Board of Directors has determined that each of these three outside directors, namely Messrs. Brown, Hoover and Thompson, are independent in accordance with NASDAQ rules and under the Exchange Act. Set forth below are the names, ages and positions of our nominees for Director.

Name	Age	Position

L. Decker Dawson	87	Chairman of the Board of Directors
Stephen C. Jumper	46	President, Chief Executive Officer and Director
Paul H. Brown	76	Director
Gary M. Hoover, Ph.D.	68	Director
Tim C. Thompson	73	Director

Set forth below are descriptions of the principal occupations during at least the past five years of the Company’s nominees for director.

L. Decker Dawson.  Mr. Dawson founded the Company in 1952. He served as our President until being elected as Chairman of the Board of Directors and Chief Executive Officer in January 2001. In January 2006, Mr. Dawson was reelected as Chairman of the Board of Directors and retired as our Chief Executive Officer. Prior to 1952, Mr. Dawson was a geophysicist with Republic Exploration Company, a geophysical company. Mr. Dawson served as President of the Society of Exploration Geophysicists (1989-1990), received its Enterprise Award in 1997 and was awarded honorary membership in 2002. He was Chairman of the Board of Directors of the International Association of Geophysical Contractors in 1981 and is an honorary life member of such association. He was inducted into the Permian Basin Petroleum Museum’s Hall of Fame in 1997.

Stephen C. Jumper.  Mr. Jumper, a geophysicist, joined our Company in 1985, was elected Vice President of Technical Services in September 1997 and was subsequently elected President, Chief Operating Officer and Director in January 2001. In January 2006, Mr. Jumper was elected President, Chief Executive Officer and Director. Prior to 1997, Mr. Jumper served as our manager of technical services with an emphasis on 3-D processing. Mr. Jumper has served the Permian Basin Geophysical Society as Second Vice President (1991), First Vice President (1992) and as President (1993).

Paul H. Brown.*  Mr. Brown has served as one of our directors since September 1999. Mr. Brown, an independent management consultant with various companies since May 1998, was President and Chief Executive Officer at WEDGE Energy Group, Inc. from January 1985 to May 1998.

Gary M. Hoover, Ph.D.*   Dr. Hoover has served as one of our directors since December 2002. Dr. Hoover, currently an independent consultant, retired from Phillips Petroleum Company in 2002. His responsibilities for the previous ten years with Phillips included geophysical research management, geoscience technology coordination, exploration and production technology consultation and active research into new seismic data acquisition techniques. Dr. Hoover served as Vice President of the Society of Exploration Geophysicists (1990-1991) and received its Life Membership Award in 2000. Dr. Hoover holds a doctorate in physics from Kansas State University.

Tim C. Thompson.*  Mr. Thompson has served as one of our directors since 1995. Mr. Thompson, an independent management consultant with various companies since May 1993, was President and Chief Executive Officer of Production Technologies International, Inc. from November 1989 to May 1993.

*	Indicates independence has been determined by the Board of Directors in accordance with NASDAQ rules.

MEETINGS AND COMMITTEES OF DIRECTORS

During the fiscal year ended September 30, 2007, the Board of Directors held five regularly scheduled and five special meetings. All of the Directors attended these meetings, except one director was absent from one meeting.

Audit Committee.  The Audit Committee is a standing committee of the Board of Directors and currently consists of Messrs. Brown, Hoover and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the NASDAQ listing standards and the Exchange Act. The Board of Directors has determined that Mr. Thompson, who currently serves as the Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Thompson’s level of knowledge, experience (as described above) and formal education. The functions of the Audit Committee are to determine whether our management has established internal controls which are sound, adequate and working effectively; to ascertain whether our assets are verified and safeguarded; to review and approve external audits; to review audit fees and appointment of our independent public accountants; and to review non-audit services provided by the independent public accountants. The Audit Committee held eight meetings during the fiscal year ended September 30, 2007. All members of the Audit Committee attended these meetings, except that two members were absent from one meeting. The Audit Committee operates under a written charter adopted by the Board of

Directors that is annually reviewed and approved by the Audit Committee. The charter is posted on our website at http://www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section. The report of the Audit Committee for fiscal year 2007 is included in this proxy statement on page 16.

Compensation Committee.  The Compensation Committee is a standing committee of the Board of Directors and currently consists of Messrs. Brown, Hoover and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the NASDAQ listing standards and the Exchange Act. The primary function of the Compensation Committee is to determine compensation for our officers that is competitive and enables the Company to motivate and retain the talent needed to lead and grow our business. The Compensation Committee held three meetings during the fiscal year ended September 30, 2007. All members of the Compensation Committee attended each meeting. The report of the Compensation Committee for fiscal year 2007 is included in this proxy statement on page 10.

The Compensation Committee currently operates under a written charter adopted and approved by the Board of Directors on December 3, 2004. The charter is posted on our website at http://www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section.

Nominating Committee.  The Nominating Committee is a standing committee of the Board of Directors and currently consists of Messrs. Brown, Hoover and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the NASDAQ listing standards and the Exchange Act. The Nominating Committee held one meeting during the fiscal year ended September 30, 2007, at which all members of the Nominating Committee were present. The primary function of the Nominating Committee is to determine the slate of Director nominees for election to our Board of Directors. The Nominating Committee considers candidates recommended by security holders, directors, officers and outside sources, and considers each nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member with the commitment to acting in the best interests of our Company and our stockholders. The Nominating Committee also gives consideration to the Board of Director’s having an appropriate mix of backgrounds and skills, qualifications that the Committee believes must be met by prospective nominees to the Board of Directors, qualities or skills that the Committee believes are necessary for one or more of our directors to possess and standards for the overall structure and composition of our Board of Directors.

In accordance with Article II, Section 13 of our Bylaws, stockholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee must submit such nomination to our Secretary for receipt not less than 80 days prior to the date of the next Annual Meeting of stockholders and include (i) the name and address of the stockholder making the nomination, (ii) information regarding such nominee as would be required to be included in the proxy statement, (iii) a representation of the stockholder as to the class and number of shares of the Company’s stock that are beneficially owned by such stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such nomination, and (iv) the written consent of the nominee to serve as a director if so elected.

The Nominating Committee currently operates under a written charter adopted and approved by the Board of Directors on December 3, 2004. The charter is posted on our website at http://www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section. Following the election of Directors at the Annual Meeting, the Nominating Committee will be composed of the three independent, non-employee members of the Board of Directors, currently Messrs. Brown, Hoover and Thompson.

DIRECTOR COMPENSATION

Directors who are also full-time officers or employees of our Company receive no additional compensation for serving as directors. Mr. Dawson, who serves as Chairman of the Board, is also an executive officer of the Company and receives a salary and certain other benefits.

All of our non-employee directors receive annual compensation of $12,000. Each non-employee director also receives a fee of $1,000 for each regular board of directors meeting. In addition, the chairman of the audit committee receives an additional fee of $500 per month. Each non-employee director also receives a 1,000-share grant of our common stock annually. We also reimburse the reasonable expenses incurred by our directors in attending meetings and other company business.

The table below summarizes the total compensation paid or earned by each of our non-employee directors and Mr. Dawson during fiscal 2007.

Director Compensation For Fiscal 2007

	Fees Earned
	or Paid in	Stock	All Other
Name	Cash ($)	Awards ($)(1)(2)	Compensation ($)	Total ($)

L. Decker Dawson	130,070	—	289	130,359
Tim C. Thompson	23,000	39,770	—	62,770
Paul H. Brown	17,000	39,770	—	56,770
Gary M. Hoover	17,000	39,770	—	56,770

(1)	The amounts in this column reflect the dollar amount we recognized as an expense with respect to restricted stock awards for financial statement reporting purposes during the year ended September 30, 2007, in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004) “Share-based Payment” (SFAS No. 123(R)). These amounts also reflect the grant date fair value of each stock award ($39.77 per share) as computed in accordance with SFAS No. 123(R). See Note 1 to our audited financial statements included in our 2007 Annual Report on Form 10-K for the assumptions made in our valuation of these stock awards.

(2)	In fiscal 2007 each non-employee director received a 1,000-share grant of stock from the Dawson Geophysical Company 2004 Incentive Stock Plan. At September 30, 2007, the directors listed in the above table held the following aggregate outstanding shares of common stock: Mr. Dawson — 108,192, Mr. Thompson — 6,500, Mr. Brown — 1,000, and Mr. Hoover — 3,000.

COMPENSATION DISCUSSION & ANALYSIS

Overview of Compensation Program

The Compensation Committee of the Board of Directors has responsibility for establishing, implementing and monitoring adherence to our compensation philosophy. The Compensation Committee seeks to provide total compensation paid to our executive officers that is fair, reasonable and competitive.

In this compensation discussion and analysis, the executive officers named below who are current employees are referred to as the “Named Executive Officers.”

Stephen C. Jumper	Chief Executive Officer, President
Christina W. Hagan	Chief Financial Officer, Executive Vice President, Secretary
C. Ray Tobias	Chief Operating Officer, Executive Vice President
Howell W. Pardue	Executive Vice President
K.S. Forsdick	Vice President

Compensation Philosophy and Objectives

The Compensation Committee believes that compensation for executive officers should be based upon the principle that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and make the Company grow, reward successful performance and closely align the interests of our executives with the Company. The ultimate objective of our compensation program is to improve stockholder value.

In setting compensation levels, the Compensation Committee evaluates both performance and overall compensation. The review of executive officers’ performance includes a mix of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximize the development of each individual, and continue to improve the environmental quality of the Company’s services and operations.

In order to continue to attract and retain the best employees, the Compensation Committee believes the executive compensation packages provided to the Company’s executives, including the Named Executive Officers, should include both cash and stock-based compensation.

The Compensation Committee has not retained a compensation consultant to review the compensation practices of the Company’s peers or to advise the Compensation Committee on compensation matters.

Competitive Considerations

We believe the competition for talented employees goes well beyond the seismic industry to include oil and gas exploration and development companies and oilfield service companies. Many of the companies with whom we compete for top level talent are larger and have more financial resources than we do. Both our Compensation Committee and Chief Executive Officer (“CEO”) consider known information regarding the compensation practices of likely competitors when reviewing and setting the compensation of all our officers, including the Named Executive Officers.

Role of Chief Executive Officer in Compensation Decisions

On an annual basis, our CEO reviews the performance of each of the other Named Executive Officers and, based on this review, makes recommendations to the Compensation Committee with respect to the compensation of the Named Executive Officers. The CEO considers internal pay equity issues, individual contribution and performance, competitive pressures and company performance in making his recommendations to the Compensation Committee. The Compensation Committee may accept or adjust such recommendations.

Establishing Executive Compensation

Consistent with our compensation objectives, the Compensation Committee has structured our annual and long-term incentive-based executive compensation to attract and retain the best talent, reward financial success and closely align executives’ interests with the Company’s interests. In setting the compensation, the Compensation Committee reviews total direct compensation for the Named Executive Officers, which includes salary, annual cash incentives and long-term equity incentives. The appropriate level and mix of incentive compensation is not based upon a formula, but is a subjective determination made by the Compensation Committee.

We do not have a policy of stock ownership requirements. In addition, we do not have any employment contracts or change of control agreements.

The Compensation Committee reviews compensation matters from time to time during the year. The Compensation Committee typically recommends the accrual of amounts for the cash bonus and profit sharing plan in the first quarter of a fiscal year and then recommends the allocation of the accrued amounts in the first quarter of the following fiscal year. In addition, the Compensation Committee usually performs its annual review of officer salaries during the second quarter of each fiscal year.

Elements of Compensation

For fiscal 2007, the components of compensation for our Named Executive Officers included the following elements:

Element	Form of Compensation	Purpose

Base Salary	Cash	Provide competitive, fixed compensation to attract and retain executive talent.
Short-Term Incentive	Cash Bonus and Profit Sharing	Create a strong financial incentive for achieving financial success and for the competitive retention of executives.
Long Term Equity Incentive	Stock Option and Restricted Stock Grants	Provide incentives to strengthen alignment of executive team interests with Company interests, reward long-term achievement and promote executive retention.
Health, Retirement and Other Benefits	Eligibility to participate in plans generally available to our employees, including 401(k); profit-sharing; health; life insurance and disability plans	Plans are part of broad-based employee benefits.
Executive Benefits and Perquisites	Club memberships	Provide benefits to promote marketing of the Company.

Base Salary

The Compensation Committee believes base salary is a critical element of executive compensation because it provides executives with a base level of monthly income. We do not have a formal salary program with salary grades or salary ranges. Instead salary increases are awarded periodically based on individual performance, when allowed by economic conditions. The Compensation Committee determines the base salary of each Named Executive Officer based on his or her position and responsibility. During its review of base salaries for executives, the Compensation Committee primarily considers the internal value of the position relative to other positions, external value of the position or comparable position, individual performance, and ability to represent our Company’s values. For Named Executive Officers other than the CEO, the Compensation Committee also considers the recommendations of the CEO.

The Compensation Committee typically considers base salary levels annually as part of its review of our performance and from time to time upon a promotion or other change in job responsibilities. As a result of its fiscal 2007 review and in recognition of outstanding performance by the Named Executive Officers and our Company, the Compensation Committee made base salary increases for the following Named Executive Officers effective as of April 2, 2007. The following table reflects these increases:

	Salary Increase
	Effective April, 2007
Name	From	To

Stephen C. Jumper	275,000	310,000
Christina W. Hagan	175,000	187,500
C. Ray Tobias	175,000	200,000
Howell W. Pardue	145,000	165,000
Kermit S. Forsdick	140,000	162,500

Short-Term Incentive Compensation

The Named Executive Officers participate in our profit sharing program, along with all other eligible employees. The profit sharing program is designed to award our employees for the financial success of the Company. In the first quarter of each year, our Board of Directors, acting on the recommendation of our Compensation Committee, determines a pool amount available to be allocated in the following December to all eligible employees, including the Named Executive Officers. For fiscal 2007, our Board of Directors set the pool at 5% of our pre-tax net income. The distribution of the pool to eligible employees is based upon a variety of factors including base salary, internal value of the position and seniority. The fiscal 2007 profit sharing awards paid to our Named Executive Officers are set forth in the Summary Compensation Table for Fiscal 2007 on page 11. In November 2007, our Board of Directors preliminarily set the fiscal 2008 allocation for the profit sharing plan at 5% of our pre-tax net income for fiscal 2008.

We also use short-term incentive compensation to meet market and competitive demands. Accordingly, eligible employees, including each Named Executive Officer, were awarded a discretionary cash bonus in December 2007. Bonus amounts were based upon a variety of factors including perceived competitive pressures, base salary, internal value of the position and seniority. The fiscal 2007 bonus amounts paid to our Named Executive Officers are included in the Summary Compensation Table for Fiscal 2007 on page 11.

Long-Term Equity Incentive Compensation

Long-term equity incentives encourage participants to focus on long-term performance and provide an opportunity for executive officers and certain designated key employees to increase their stake in our Company through grants of restricted common stock and stock options. By using a mix of stock options and restricted stock grants, we are able to compensate our Named Executive Officers for sustained increases in our stock performance as well as long-term growth. During the past few years, we have emphasized grants of restricted stock as our primary long-term equity incentive compensation tool due to our management’s belief that such grants are the best method of rewarding and retaining the Named Executive Officers.

In fiscal 2007, our Compensation Committee approved restricted stock grants to the Named Executive Officers, other officers and certain other employees. In addition to rewarding these individuals for our long-term success and aligning the interests of the Named Executive Officers with the Company, these grants also help us to retain talented employees because the shares cannot be sold during a three-year restricted period. We calculate the accounting cost of the restricted stock by taking the average of the high and low price of the our common stock on the date of grant, and we recognize these costs over the vesting period of the restricted stock. The restricted shares granted in fiscal 2007 were awarded under our 2004 Incentive Stock Plan.

In past years, we have also granted stock options to our Named Executive Officers. In these cases, the exercise price of the stock options equaled the average of the high and low trading price of our common stock on the NASDAQ Global Select Market on the date of grant. We have not granted options with an exercise price that is less than the average of the high and low trading price of our common stock on the NASDAQ Global Select Market on the date of grant, and we have not made grants with a grant date that occurs before the Board of Directors’ action. We did not award any stock options in fiscal 2007.

Our Compensation Committee recommends to our Board of Directors the equity awards to be made to each Named Executive Officer prior to the grant of such equity awards by the Board of Directors. Grants of equity may be made at any time during the year, but in the last few years such awards have been made at the beginning of each fiscal year. We do not time the release of material non-public information with the purpose of affecting the value of executive compensation.

The following sets forth information regarding our incentive plans.

Stock Plans.  We have three equity compensation plans: the 2000 Incentive Stock Plan (the “2000 Plan); the 2004 Incentive Stock Plan (the “2004 Plan”) and the 2006 Stock and Performance Incentive Plan (the “2006 Plan”) (collectively, the “Stock Plans”).

The 2000 Plan provides options to purchase 500,000 shares of authorized but unissued common stock of the Company. The option price is the market value of the Company’s common stock at date of grant. Options are exercisable 25% annually from the date of the grant and the options expire five years from the date of grant. The Company may also award stock and restricted stock under the 2000 Plan. Restricted stock vests after three years and is granted at the market value of the Company’s common stock on the date of grant. The 2000 Plan provides that 50,000 of the 500,000 shares of authorized but unissued common stock may be awarded to officers, directors and employees of the Company for the purpose of additional compensation.

The 2004 Plan provides 375,000 shares of authorized but unissued common stock of the Company. The 2004 Plan operates like the 2000 Plan except that of the 375,000 shares, up to 125,000 shares may be awarded to officers, directors, and employees of the Company and up to 125,000 shares may be awarded with restrictions for the purpose of additional compensation.

Although shares are available under the 2000 and 2004 Plans, we do not intend to issue shares from these plans in the future.

In fiscal 2007, we adopted the 2006 Plan. The 2006 Plan provides 750,000 shares of authorized but unissued shares of our common stock to be awarded to our officers, directors, employees and consultants. These awards can be made in various forms, including options, grants or restricted stock grants. Stock option grant prices awarded under the 2006 Plan may not be less than the fair market value of the common stock subject to such option on the grant date, and the term of stock options may extend no more than ten years after the grant date. Our Compensation Committee selects the employees and consultants to whom the awards will be granted and determines the number and type of awards to be granted to such individual. Our Board of Directors selects the nonemployee directors eligible to whom awards will be granted and determines the number and type of award to be granted to such individuals. All of our employees, nonemployee directors and consultants are eligible to receive awards under the 2006 Plan. The 2006 Plan has a term of ten years from the date of shareholder approval such that the Plan expires January 2017. No awards have been issued under the 2006 Plan as of September 30, 2007.

Health, Retirement and Other Benefits

401(k) Plan.  Effective January 1, 2002, we initiated a 401(k) plan as part of our employee benefits package in order to retain quality personnel. This is a tax-qualified retirement savings plan under which all employees, including the Named Executive Officers, are able to contribute to the plan the lesser of up to 100% of their annual salary or the limits prescribed by the Internal Revenue Service on a before-tax basis. During fiscal year 2007, we elected to match 100% of employee contributions up to a maximum of 6% of the participant’s gross salary. Our matching contributions for all of our employees during fiscal 2007 were approximately $912,000. All contributions to the plan as well as our matching contributions are fully vested upon contribution. Our Board of Directors has determined that we will once again match employee contributions up to a maximum of 6% of gross salary during fiscal 2008.

Health and Life.  We offer major medical, dental and life insurance to all eligible employees. We also provide the following other insurance benefits to the majority of our salaried employees:

•	Life insurance — up to two times annual earnings with limitations based on age and a maximum benefit of $400,000; and

•	Long-term disability — 60% of monthly earnings up to $10,000 per month.

Executive Benefits and Perquisites

We provide our Named Executive Officers with perquisites and other personal benefits that are believed to be reasonable and consistent with the overall compensation program to better enable us to attract and retain superior employees for key positions. Our Compensation Committee reviews the levels of these perquisites and other personal benefits provided to the Named Executive Officers on an annual basis.

COMPENSATION COMMITTEE REPORT

To the Stockholders of Dawson Geophysical Company:

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis, above, with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for the fiscal year ended September 30, 2007.

December 17, 2007	Compensation Committee

Paul H. Brown
Gary M. Hoover
Tim C. Thompson

EXECUTIVE COMPENSATION

The following narrative, tables and footnotes describe the “total compensation” earned during fiscal 2007 by our Named Executive Officers. The total compensation presented below in the Summary Compensation Table for Fiscal 2007 does not reflect the actual compensation received by our Named Executive Officers in 2007. The actual value realized by our Named Executive Officers in 2007 from long-term incentives (in this case, stock options) is presented in the Option Exercises and Stock Vested table on page 13 of this proxy statement. Long-term incentive awards for 2007 are presented in the Grants of Plan-Based Awards table on page 12 of this proxy statement.

The individual components of the total compensation reflected in the Summary Compensation Table are broken out below:

Salary — The table reflects base salary earned during 2007. See “Compensation Discussion and Analysis — Elements of Compensation — Base Salary.”

Bonus — In 2007, our Named Executive Officers were awarded a cash bonus and participated in our profit sharing plan. See “Compensation Discussion and Analysis — Elements of Compensation — Short-Term Incentive Compensation.”

Stock Awards — The awards disclosed under the heading “Stock Awards” consist of a grant of restricted stock to our Named Executive Officers. Other details about the restricted stock grant are included in the Grant of Plan-Based Awards Table below. See also “Compensation Discussion and Analysis — Elements of Compensation — Long-Term Incentive Compensation.”

Summary Compensation Table for Fiscal 2007

The following table sets forth information concerning the compensation paid to our Named Executive Officers for services to the Company during the fiscal year ended September 30, 2007:

				Stock	All other
Name and		Salary	Bonus	Awards	Compensation	Total
Principal Position	Year	($)	($)(1)(2)	($)(3)	($)(4)	($)

Stephen C. Jumper	2007	291,545	92,034	54,100	17,197	454,876
Chief Executive Officer and President
Christina W. Hagan	2007	180,769	59,740	40,575	12,522	293,606
Executive Vice President and Chief Financial Officer
C. Ray Tobias	2007	187,301	60,521	40,575	12,912	301,309
Executive Vice President and Chief Operating Officer
Howell W. Pardue	2007	154,511	60,827	40,575	8,300	264,213
Executive Vice President
Kermit S. Forsdick	2007	151,035	53,105	27,050	10,443	241,633
Vice President

(1)	Includes amounts payable pursuant to our profit-sharing plan and the discretionary cash bonus described above in “Short-Term Incentive Compensation.”

(2)	Amounts paid pursuant to our profit-sharing plan in December 2006 for fiscal 2006 were as follows: Mr. Jumper — $35,763, Mr. Tobias — $20,585, Ms. Hagan — $21,444, Mr. Pardue — $21,077, and Mr. Forsdick — $15,268. Such amounts were not determinable at the time of filing of our proxy statement for the year ended 2006 (the “2006 Proxy”). We indicated in our 2006 Proxy that these bonus amounts would be disclosed in this proxy statement. However, under the revised rules of the Commission (which were not applicable to us at the time of the filing of the 2006 Proxy), we are not required to include, and have not included, 2006 compensation in the summary compensation table set forth above.

(3)	The amounts in this column reflect the dollar amount we recognized as an expense with respect to restricted stock awards for financial statement reporting purposes during the year ended September 30, 2007, in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004) “Share-based Payment” (SFAS No. 123(R)). See Note 1 to our audited financial statements included in our 2007 Annual Report on Form 10-K for the assumptions made in our valuation of these stock awards.

(4)	The amount shown in this column includes our matching contributions under our 401(K) plan for the following Named Executive Officers: Mr. Jumper — $15,349; Ms. Hagan — $10,846; and Mr. Tobias — $11,192.

Grants of Plan-Based Awards For Fiscal 2007

The following table reports all grants of plan-based awards made during fiscal 2007 to our Named Executive Officers:

			All Other Stock	Grant Date
			Awards: Number	Fair Value of
			of Shares of Stock	Stock and Option
Name	Approval Date	Grant Date	or Units (#)(1)	Awards ($)(2)

Stephen C. Jumper	9/26/2006	10/04/2006	6,000	162,300
Christina W. Hagan	9/26/2006	10/04/2006	4,500	121,725
C. Ray Tobias	9/26/2006	10/04/2006	4,500	121,725
Howell W. Pardue	9/26/2006	10/04/2006	4,500	121,725
Kermit S. Forsdick	9/26/2006	10/04/2006	3,000	81,150

(1)	All grants made to Named Executive Officers in fiscal 2007 were grants of restricted shares made pursuant to the 2004 Plan. These grants vest on the third anniversary of the original grant date.

(2)	Represents the aggregate grant date fair value of the award computed in accordance with SFAS No. 123(R).

For a detailed discussion of each of the awards in the above table and their material terms, refer to “Executive Compensation — Summary Compensation Table” and “Compensation Discussion and Analysis — Long-Term Equity Incentive Compensation” above.

Outstanding Equity Awards At Fiscal Year-End 2007

The following table provides information regarding the value of all unexercised options and unvested restricted stock previously awarded to our Named Executive Officers:

	Option Awards					Stock Awards
						Number of
		Number of Securities				Shares or	Market Value
		Underlying				Units of	of Shares or
	Number of Securities	Unexercised		Option	Option	Stock That	Units of Stock
	Underlying Unexercised	Options (#)		Exercise	Expiration	Have not	That Have Not
Name:	Options (#) Exercisable	Unexercisable		Price ($)	Date	Vested (#)	Vested ($)(3)

Stephen C. Jumper	7,500	2,500	(1)	7.06	11/3/2008	6,000	465,060
	5,000	5,000	(2)	17.91	11/9/2009
Christina W. Hagan	3,750	1,250	(1)	7.06	11/3/2008	4,500	348,795
	2,500	2,500	(2)	17.91	11/9/2009
C. Ray Tobias	3,750	1,250	(1)	7.06	11/3/2008	4,500	348,795
	2,500	2,500	(2)	17.91	11/9/2009
Howell W. Pardue	3,750	1,250	(1)	7.06	11/3/2008	4,500	348,795
Kermit S. Forsdick	3,750	1,250	(1)	7.06	11/3/2008	3,000	232,530
	—	1,000	(2)	17.91	11/9/2009

(1)	Shares underlying options that vested on 11/3/2007.

(2)	Shares underlying options that vest in equal installments on 11/9/2007 and 11/9/2008.

(3)	The market value was computed by multiplying the closing market price of the common stock at fiscal year-end 2007 ($77.51) times the number of restricted shares that have not vested.

Option Exercises and Stock Vested for Fiscal 2007

The following table provides information with respect to the options exercised by our Named Executive Officers during fiscal 2007. No restricted stock held by the Named Executive Officers vested during fiscal 2007:

	Option Awards
	Number of Shares	Value
	Acquired on	Realized on
Name	Exercise (#)	Exercise ($)

Stephen C. Jumper	20,000	978,935
Christina W. Hagan	20,000	1,027,794
C. Ray Tobias	12,500	534,322
Howell W. Pardue	12,500	345,448
Kermit S. Forsdick	7,250	319,358

Pension Benefits

Our only retirement plan for our employees, including our Named Executive Officers, is our 401(k) plan. We do not have a pension plan in which our Named Executive Officers are eligible to participate.

Non-Qualified Deferred Compensation

We do not have a non-qualified deferred compensation plan.

Potential Payments Upon A Change Of Control Or Termination

We do not have any employment contracts or change of control agreements. However, our newest stock plan, the 2006 Stock and Performance Incentive Plan (the “2006 Plan”), does permit accelerated vesting of stock awards in the event of a change of control or upon termination of employment as described below.

In the event of a “change of control,” all awards granted under our 2006 Plan immediately vest and become fully exercisable and any restrictions applicable to the award lapse. All stock options and stock appreciation rights will remain exercisable until (a) the expiration of the term of the award or, (b) if the participant should die before the expiration of the term of the award, until the earlier of: (i) the expiration of the term of the award or (ii) two (2) years following the date of the participant’s death. Our 2006 Plan form stock option and restricted stock agreements define a “change of control” as occurring when (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the total voting power of the Company’s then outstanding securities; (ii) the individuals who were members of the Board of Directors of the Company (the “Board”) immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following such election unless a majority of the new members of the Board were recommended or approved by majority vote of members of the Board immediately prior to such shareholder meeting; (iii) the Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than fifty percent (50%) of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation; or (iv) the Company shall have sold, transferred or exchanged all, or substantially all, of its assets to another corporation or other entity or person.

In addition our form stock option and restricted stock agreements also provide for accelerated vesting upon death or disability or if a participant’s employment is terminated by the Company for reasons other than cause. Stock options which are accelerated under this provision may be exercised in whole or in part until their expiration pursuant to the terms of the stock option agreement or the 2006 Plan.

As of September 30, 2007, none of the Named Executive Officers held any options, shares of restricted stock or other awards under the 2006 Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended September 30, 2007, our Compensation Committee was composed of Messrs. Brown, Hoover and Thompson. No member of the Compensation Committee was an officer or employee of the Company. None of our executive officers served on the board of directors or the compensation committee of any other entity, for which any officers of such other entity served either on our Board of Directors or our Compensation Committee.

TRANSACTIONS WITH RELATED PERSONS

Transactions with related persons are reviewed, approved or ratified in accordance with the policies and procedures set forth in our code of business conduct and ethics, our Audit Committee charter, the procedures described below with respect to director and officer questionnaires and the other procedures described below.

Our code of business conduct and ethics provides that directors, officers, and employees must avoid situations that involve, or could appear to involve, “conflicts of interest” with regard to the Company’s interest. Exceptions may only be made after review of fully disclosed information and approval of specific or general categories by senior management (in the case of employees ) or the Board (in the case of officers or directors). Any employee, officer or director who becomes aware of a conflict or potential conflict of interest should bring the matter to the attention of a supervisor or other appropriate personnel.

A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. Conflicts of interest generally interfere with the person’s effective and objective performance of his or her duties or responsibilities to the Company. Our code of business conduct and ethics sets forth several examples of how conflicts of interest may arise, including when:

•	a director, officer or employee or members of their immediate family, receive improper personal benefits because of their position with the Company;

•	the Company gives loans to, or guarantees of obligations of directors, officers, employees or their immediate family members; or

•	the director, officer, employee or their immediate family members use Company property or confidential information for personal use.

Our Audit Committee also has the responsibility, according to its charter, to review, assess and approve or disapprove conflicts of interest and related-party transactions.

Each year we require all our directors, nominees for director and executive officers to complete and sign a questionnaire in connection with the solicitation of proxies for use at our annual general meeting of members. The purpose of the questionnaire is to obtain information, including information regarding transactions with related persons, for inclusion in our proxy statement or annual report.

In addition, we annually review SEC filings made by beneficial owners of more than five percent of any class of our voting securities to determine whether information relating to transactions with such persons needs to be included in our proxy statement or annual report.

Based on these reviews, our Board of Directors has determined that the Company did not engage in any transactions during the fiscal year ended September 30, 2007 with related persons which would require disclosure under Item 404 of Regulation S-K adopted by the SEC, and there are currently no such proposed transactions.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock, as of November 23, 2007, by each of our Directors and executive officers and by all executive officers and Directors as a group. As of November 23, 2007, we had no beneficial owner of more than 5% of any class of our outstanding Common Stock.

	Amount and
	Nature of		Percent of
Name of Beneficial Owner	Beneficial Ownership		Class(1)

BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK
None	—		—
SECURITY OWNERSHIP OF MANAGEMENT
L. Decker Dawson	108,192		1.40%
Christina W. Hagan	54,399	(2)(3)	*
Stephen C. Jumper	54,308	(2)(3)	*
C. Ray Tobias	32,275	(2)(3)	*
Howell W. Pardue	17,250	(2)(3)	*
K.S. Forsdick	9,250	(2)(3)	*
Tim C. Thompson	6,500		*
Gary M. Hoover	3,000		*
Paul H. Brown	1,000		*
All directors and executive officers as a group (9 persons)	286,174		3.69%

*	Indicates less than 1% of the outstanding shares of Common Stock.

(1)	As of November 23, 2007, there were 7,714,744 shares of Common Stock issued and outstanding. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to all shares listed.

(2)	Includes shares attributable to Common Stock not outstanding but subject to currently exercisable options, as follows: Mr. Jumper — 17,500 shares; Ms. Hagan — 8,750 shares; Mr. Pardue — 5,000 shares; Mr. Tobias — 8,750 shares; Mr. Forsdick — 5,500 shares. There are no shares subject to options exercisable within 60 days of the record date.

(3)	Includes shares attributable to restricted Common Stock, as follows: Mr. Jumper — 6,000 shares; Ms. Hagan — 4,500 shares; Mr. Pardue — 4,500 shares; Mr. Tobias — 4,500 shares; Mr. Forsdick — 3,000 shares. The restricted stock is subject to forfeiture and may not be sold or transferred during the three-year vesting period. Holders of shares of restricted stock have the right to vote.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors has selected KPMG LLP for appointment as our independent registered public accounting firm for the fiscal year ending September 30, 2008, subject to ratification by the stockholders. KPMG LLP served as our independent registered public accountants for the fiscal year ended September 30, 2007. Representatives of KPMG LLP are expected to be present at the Annual Meeting of stockholders to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so. Our Board of Directors recommends that you vote FOR the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending September 30, 2008.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees.  The aggregate fees billed for the fiscal years 2006 and 2007 for professional services rendered by the principal independent accountant, KPMG LLP, for the audit of our annual financial statements, review of our quarterly reports on Form 10-Q and audit of our internal controls over financial reporting, were $661,879 and $418,591, respectively.

Audit-Related Fees.  There were no Audit-Related Fees billed by KPMG during fiscal years 2006 or 2007.

Tax Fees.  The aggregate fees billed for the fiscal year 2006 for professional services rendered by the principal independent accountant, KPMG LLP, for tax compliance, tax advice and tax planning were $8,865. KPMG LLP did not provide professional services for tax compliance, tax advice or tax planning in fiscal year 2007.

All Other Fees.  There were no other fees billed in each of the last two fiscal years for products or services provided by the principal independent accountant, KPMG LLP, other than those reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above.

The Audit Committee’s policy on pre-approval of fees and other compensation paid to the independent registered accounting firm requires the Chairman of the Audit Committee to sign all engagement letters of the principal independent accountant prior to commencement of any services. All of the work performed in auditing our financial statements for the last two fiscal years by the principal independent accountants, KPMG LLP, has been performed by their full-time, permanent employees.

REPORT OF THE AUDIT COMMITTEE

To the Stockholders of Dawson Geophysical Company:

It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s Financial Statements. In keeping with this goal, the Board of Directors adopted a written charter, which is posted on the Company’s website at http://www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section. The Audit Committee is satisfied with the adequacy of the charter based upon its evaluation of the charter during fiscal 2007. The Audit Committee met eight times during fiscal 2007. The members of the Audit Committee are independent directors.

The Audit Committee oversees the Company’s financial reporting process on behalf of the entire Board. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the systems of internal controls. The primary responsibilities of the Audit Committee are to select and retain the Company’s auditors (including review and approval of the terms of engagement and fees), to review with the auditors the Company’s financial reports (and other financial information) provided to the SEC and the investing public, to prepare and publish this report and to assist the Board with oversight of the following:

•	integrity of the Company’s financial statements;

•	compliance by the Company with standards of business ethics and legal and regulatory requirements;

•	qualifications and independence of the Company’s independent auditors; and

•	performance of the Company’s independent auditors.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees, as amended.” Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountants at KPMG LLP, as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent accountants that firm’s independence from the

Company and its management. The Audit Committee has concluded that non-audit services provided by KPMG LLP do not result in conflict in maintaining that firm’s independence.

Audit fees billed to the Company by KPMG LLP during the Company’s 2007 fiscal year for the audit of the Company’s annual financial statements and the review of those financial statements included in the Company’s quarterly reports of Form 10-Q totaled approximately $418,591.

Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for fiscal 2007 be included in the Company’s Annual Report on Form 10-K.

Audit Committee

Paul H. Brown
Gary M. Hoover
Tim C. Thompson

December 17, 2007

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our outstanding Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock held by such persons. These persons are also required to furnish us with copies of all forms they file under this regulation.

To our knowledge, based solely on a review of the copies of such reports furnished to us and without further inquiry, during the fiscal year ended September 30, 2007, our directors, officers and beneficial owners of more than 10% of Common Stock complied with all applicable Section 16(a) filing requirements, except in the following instances: (1) Stuart A. Wright and James W. Thomas each filed a late Form 3; (2) Ms. Hagan and A. Mark Nelson each filed a late Form 4 reporting a cashless exercise of stock options; (3) Mr. Tobias and Mr. Thomas each filed a late Form 4 reporting a sale of shares; and (4) Mr. Dawson filed a late Form 4 reporting two sales of stock, which was later amended to correct the amount of shares sold.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

The next Annual Meeting of the Company’s stockholders is scheduled to be held on January 27, 2009. Stockholders may submit proposals appropriate for stockholder action at the next Annual Meeting consistent with the regulations of the Securities and Exchange Commission. If a stockholder desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, the proposal must be received at our principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, Attention: Ms. Christina W. Hagan, Secretary, no later than August 20, 2008.

In addition, our Bylaws establish advance notice procedures with regard to certain matters, including shareholder proposals not included in our proxy statement, to be brought before an Annual Meeting. In general, our corporate secretary must receive notice of any such proposal not less than 80 days prior to the date of the Annual Meeting at the address of our principal executive offices shown above. Such notice must include the information specified in Article II, Section 14 of our Bylaws.

HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to our corporate secretary at our principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, telephone number (432) 684-3000. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2007 Annual Report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

We know of no other business which will be presented at the Annual Meeting other than as explained herein. Our Board of Directors has approved a process for collecting, organizing and delivering all stockholder communications to each of its members. To contact all directors on the Board, all directors on a Board committee or an individual member or members of the Board of Directors, a stockholder may mail a written communication to: Dawson Geophysical Company, Attention: Secretary, 508 West Wall, Suite 800, Midland, Texas 79701. All communications received in the mail will be opened by our Secretary, Christina W. Hagan, for the purpose of determining whether the contents represent a message to the Board of Directors. The contents of stockholder communications to the Board of Directors will be promptly relayed to the appropriate members. We encourage all members of the Board of Directors to attend the Annual Meeting of stockholders. All nominees for election to the Board of Directors in 2008 attended the 2007 Annual Meeting.

ADDITIONAL INFORMATION ABOUT THE COMPANY

You can learn more about the Company and our operations by visiting our website at www.dawson3d.com. Among other information we have provided there, you will find:

•	The charters of each of our standing committees of the Board of Directors;

•	Our code of business conduct and ethics;

•	Information concerning our business and recent news releases and filings with the SEC; and

•	Information concerning our board of directors and stockholder relations.

For additional information about the Company, please refer to our 2007 Annual Report, which is being mailed with this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Christina W. Hagan, Secretary

508 WEST WALL
SUITE 800
MIDLAND, TX 79701
VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Dawson Geophysical Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Dawson Geophysical Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	DGCOM1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DAWSON GEOPHYSICAL COMPANY
THE DIRECTORS RECOMMEND A VOTE “FOR”
ITEMS 1 AND 2

Vote on Directors

1.	To elect as Directors of Dawson Geophysical Company the nominees listed below.

	01) Paul H. Brown	04) Stephen C. Jumper
	02) L. Decker Dawson	05) Tim C. Thompson
03) Gary M. Hoover

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Vote on Proposal		For	Against	Abstain

2.	Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008	☐	☐	☐

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated January 22, 2008.

Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executors, administrators, trustees, etc., should give full title as such.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly come before the meeting the persons named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

DAWSON GEOPHYSICAL COMPANY
508 West Wall, Suite 800
Midland, TX 79701
432-684-3000
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
January 22, 2008
The stockholder(s) hereby appoint(s) L. Decker Dawson and Tim C. Thompson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Dawson Geophysical Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M., Central Time on January 22, 2008, at the Petroleum Club of Midland, Midland, Texas, and any adjournment or postponement thereof.
          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.
          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
CONTINUED AND TO BE SIGNED ON REVERSE SIDE